UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2007

TENNESSEE COMMERCE BANCORP, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 599-2274

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Noncompliance.

On June 7, 2007, Tennessee Commerce Bancorp, Inc. (the “Corporation”) filed a Current Report on Form 8-K reporting under Item 3.01 thereof that, following notification by the Listing Qualifications Department of The NASDAQ Stock Market (the “Department”), the Corporation had determined that it was not in technical compliance with Marketplace Rule 4350(c) (the “Rule”), which requires that the nominating and compensation committees of the Corporation either be comprised entirely of independent directors or that all decisions of these committees be approved by a majority of the independent directors.

On July 18, 2007, the Corporation notified the Department that its Board of Directors had met and established independent nominating and compensation committees in compliance with the Rule.

On July 24, 2007, the Corporation received a letter from the Department indicating that the Department was closing this matter by issuing a letter of reprimand to the Corporation. In the letter of reprimand, NASDAQ indicates that it concluded the Corporation’s non-compliance was not the result of a deliberate intent to avoid compliance and, because the Corporation acted promptly to cure each deficiency, NASDAQ determined that delisting the Corporation’s securities was not appropriate. The description of the letter set forth herein does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the letter, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

In compliance with the Department’s requirements, on July 30, 2007, the Corporation issued the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 24, 2007, the Corporation received from the Department the letter that is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 30, the Corporation issued the press release that is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	July 24, 2007 letter from The NASDAQ Stock Market
	99.2	Press release issued July 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: July 30, 2007
	By:	/s/ George W. Fort
George W. Fort
Chief Financial Officer